UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 4, 2009

Date of Report (Date of earliest event reported)

EPICOR SOFTWARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-20740	33-0277592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18200 Van Karman Avenue Suite 1000 Irvine, California	92612-1023
(Address of principal executive offices)	(Zip Code)

(949) 585-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2009 Annual Meeting of Stockholders held on June 4, 2009 (the “2009 Annual Meeting”), the stockholders of Epicor Software Corporation (“Epicor”) approved the Epicor Software Corporation Amended and Restated 2007 Stock Incentive Plan (the “Plan”).

The Plan was amended and restated to:

•	Increase the number of shares of Company common stock (“Shares”) reserved for issuance thereunder by 6 million Shares;

•

Amend the number of Shares by which the Share reserve is decreased for each Share issued pursuant to restricted stock awards, performance shares and performance units, such that for restricted stock awards, performance shares or performance units granted on or after April 21, 2009, the number of Shares that remain available for issuance will be reduced by 1.5 Shares for each Share issued pursuant to such Awards; and

•	Make certain other non-material changes to the Plan.

Subject to annual limits, the Plan permits the grant of the following types of incentive awards: (1) stock options, (2) stock appreciation rights, (3) restricted stock, (4) performance units, and (5) performance shares (individually, an “Award”). The Plan is intended to attract, motivate, and retain (a) employees of the Company and its subsidiaries, (b) consultants who provide significant services to the Company and its subsidiaries, and (c) directors of the Company who are employees of neither the Company nor any subsidiary. The Plan provides that it shall be administered by the Board of Directors or a committee of directors appointed by the Board of Directors (the “Administrator”). The Administrator selects the employees, consultants, and directors who will be granted Awards under the Plan.

The principle features of the Plan are summarized in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) in connection with the 2009 Annual Meeting. The foregoing description of the Plan contained in this Current Report on Form 8-K does not purport to be complete is qualified in its entirety by reference to the Plan, which is filed hereto as exhibit 10.1

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1	Amended and Restated 2007 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPICOR SOFTWARE CORPORATION

Date:	June 9, 2009	By:	/s/ John D. Ireland
John D. Ireland Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amended and Restated 2007 Stock Incentive Plan